Exhibit 10.3.b


                               CAPITAL TRUST, INC.
                       1997 LONG-TERM INCENTIVE STOCK PLAN
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                              2001 First Amendment
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      WHEREAS, Capital Trust, Inc., a Maryland corporation (the "Company")
adopted its 1997 Long-Term Incentive Stock Plan (the "Plan") on July 15, 1997 and amended it on January 28, 1999, and Section 13.1 of the Plan authorizes the Company's Board of Directors to unilaterally amend the Plan, subject to stockholder approval to the extent required by law, and

      WHEREAS, the Company's Board of Directors has determined that it is in the best interests of the Company and its stockholders to increase the maximum number of shares available for Plan awards to eligible individuals during a calendar year to 1,000,000.

      NOW, THEREFORE, BE IT RESOLVED: That the Plan be and is amended as follows, effective immediately.

      1.    Section 4.1 of the Plan is amended by replacing the phrase:

        "the maximum number of shares of Stock that may be the subject of Awards granted to any Eligible Individual during any calendar year may not exceed 500,000 shares of Stock"

        with the phrase:

       "the maximum number of shares of Stock that may be the subject of Awards granted to any Eligible Individual during any calendar year may not exceed 1,000,000 shares of Stock."

      2. Each and every other provision of the Plan shall remain in full force and effect, subject only to the change set forth above.

      WHEREFORE, the undersigned, being a duly authorized officer of the Company, hereby adopts and approves this 2001 First Amendment to the Plan, effective February 1, 2001.

                                    Capital Trust, Inc.



                                    By:  /s/ John R. Klopp
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                                         A duly authorized Officer